CLECO CORPORATION	EXHIBIT 32.2

Cleco Corporation CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cleco Corporation (the “Company”) on Form 10-Q for the quarter ended March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Darren J. Olagues, Senior Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 2, 2012

/s/ Darren J. Olagues
Darren J. Olagues Senior Vice President, Chief Financial Officer and Treasurer